July 1, 2004

                                 Supplement to the Class A, Class B and Class C
Shares Prospectus of:

Fund                                       Prospectus Date

Pioneer America Income Trust                4/30/04
Pioneer Balanced Fund                       4/30/04
Pioneer Bond Fund                           10/29/03 (supplemented 2/1/04)
Pioneer Cash Reserves Fund                  4/30/04
Pioneer Emerging Growth Fund                7/30/03
Pioneer Emerging Markets Fund               4/1/04
Pioneer Equity Income Fund                  3/1/04
Pioneer Europe Fund                         3/1/04
Pioneer Europe Select Fund                  12/29/03 (supplemented 2/1/04)
Pioneer Fund                                4/30/04
Pioneer Global High Yield Fund              3/1/04
Pioneer Growth Shares                       4/30/04
Pioneer High Yield Fund                     3/1/04
Pioneer International Equity Fund       7/30/03 (supplemented 9/25/03 & 2/1/04)
Pioneer International Value Fund            4/1/04
Pioneer Large Cap Growth Fund               7/30/03
Pioneer Mid Cap Growth Fund                 1/28/04 (supplemented 2/1/04)
Pioneer Mid Cap Value Fund                  3/1/04
Pioneer Oak Ridge Large Cap Growth Fund     2/13/04
Pioneer Oak Ridge Small Cap Growth Fund     2/13/04
Pioneer Papp America-Pacific Rim Fund       2/20/04
Pioneer Papp Small and Mid Cap Growth Fund  2/20/04
Pioneer Papp Stock Fund                     2/20/04
Pioneer Papp Strategic Growth Fund          2/20/04
Pioneer Protected Principal Plus Fund       11/1/02 (supplemented 4/30/04)
Pioneer Protected Principal Plus Fund II    2/26/03 (supplemented 4/30/04)
Pioneer Real Estate Shares                  4/29/04 (supplemented 5/3/04)
Pioneer Research Fund                       4/30/04
Pioneer Select Equity Fund            12/31/03 (supplemented 12/31/03 & 2/1/04)
Pioneer Small Cap Value Fund                4/1/04
Pioneer Small Company Fund                  3/1/04
Pioneer Strategic Income Fund               1/28/04 (supplemented 2/1/04)
Pioneer Tax Free Income Fund                4/30/04
Pioneer Value Fund                          1/28/04 (supplemented 2/1/04)

The following supplements the corresponding sections of the prospectus. Please refer to the prospectus for the main text of the supplemented sections.

For only:

Pioneer Emerging Markets Fund, Pioneer Europe Fund, Pioneer Europe Select Fund, Pioneer International Equity Fund, Pioneer International Value Fund and Pioneer Global High Yield Fund

Effective on July 1, 2004, each fund listed above will implement the 2.00% redemption fee on redemptions of Class B and Class C shares made within 30 days of purchase. Other classes of shares are currently subject to the redemption fee. For Class B and Class C shares, the fee is calculated before any applicable sales charge is deducted and is in addition to any sales charge paid. The fund's redemption fee is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. For more information about the redemption fee, see "Buying, exchanging and selling shares -- Shareowner account policies - Redemption fee" in the prospectus.

For all funds except for Pioneer Cash Reserves Fund:

The table at the end of the section entitled "Buying, exchanging and selling shares - Qualifying for a reduced sales charge" is supplemented as follows:

Class A shares (sales charge calculation)

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

The following language is inserted after the second paragraph in the section entitled "Buying, exchanging and selling shares - Sales charges: Class A shares":

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

For all funds:

The second paragraph under the heading entitled "Buying, exchanging and selling shares - Shareowner account policies - Signature guarantees and other requirements" is supplemented with the following:

Signature Guarantees

All Pioneer funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted.



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                                       (C) 2004 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC